UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2011

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As a result of the Company’s successful completion of its registered direct public offering on June 21, 2011, the Company’s shelf registration was fully utilized.  Consistent with corporate practice to have access to the economic benefits of a standing shelf registration, on July 15, 2011 Pharmacyclics, Inc. (the “Company”) filed a new shelf registration statement on Form S-3 to register securities not to exceed an initial aggregate offering price of $150,000,000.  The new shelf registration, once declared effective, will be valid for a period of three years.  Under the new shelf registration, the Company will have the flexibility to issue and sell a variety of securities, including common stock, preferred stock, debt securities, warrants and units, or any combination of the foregoing, and it is intended to enable the Company to react to market opportunities as they arise from time to time as the Company shall determine.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective.  The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  Any offering of securities will only be made pursuant to a properly disseminated prospectus supplement.  This filing shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Forward-Looking Statements

 This Report may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our expectations and beliefs regarding our future results or performance. Because these statements apply to future events, they are subject to risks and uncertainties. When used in this announcement, the words “anticipate”, “believe”, “estimate”, “expect”, “expectation”, “should”, “would”, “project”, “plan”, “predict”, “intend” and similar expressions are intended to identify such forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements. Additionally, you should not consider past results to be an indication of our future performance. For a discussion of the risk factors and other factors that may affect our results, please see the Risk Factors section of our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and quarterly reports on Form 10-Q. We do not intend to update any of the forward-looking statements after the date of this announcement to conform these statements to actual results, to changes in management’s expectations or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 15, 2011
PHARMACYCLICS, INC.

	By:	/s/ Rainer M. Erdtmann
		Name:	Rainer M. Erdtmann
		Title:	Vice President, Finance & Administration and Secretary